UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2017
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 753-1490

NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 19, 2017, Chart Industries, Inc. (“Chart”) entered into an amendment (“Amendment No. 2”) to its Second Amended and Restated Credit Agreement (the “Revolving Credit Facility”) to exclude the Acquisition (as hereinafter defined) from the pro forma leverage ratio requirement of the Revolving Credit Facility.  Concurrently with Amendment No. 2, Chart has exercised its right under the revolving credit facility to elect an increase in the maximum permissible leverage ratio thereunder to 3.75 for the four fiscal-quarter period ending September 30, 2018.

The foregoing summary of Amendment No. 2 does not purport to be complete and is subject to and qualified in its entirety by Exhibit 10.1 filed herewith.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 20, 2017, Chart and Chart Sully Corporation, a wholly owned subsidiary of Chart (“Merger Sub”), completed the previously announced acquisition of RCHPH Holdings, Inc. (“Hudson Products”) pursuant to the terms of the Agreement and Plan of Merger, as amended (the “Merger Agreement”), by and between Chart, Merger Sub, Hudson Products and R/C Hudson Holdings, L.P., solely in its capacity as the Initial Holder Representative under the Merger Agreement. The acquisition was accomplished by the merger of Merger Sub with and into Hudson Products, with Hudson Products surviving the merger as a wholly owned subsidiary of Chart (the “Acquisition”). The Acquisition purchase price was $410 million, net of cash and subject to a net working capital adjustment, with approximately $250 million of the purchase price funded through borrowings under Chart’s senior secured revolving credit facility and the remainder of the purchase price funded with cash on hand.

The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by Exhibit 2.1 and Exhibit 2.2 filed herewith.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 is incorporated by reference in this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On September 21, 2017, Chart issued a press release announcing the closing of the Acquisition. A copy of Chart’s press release is furnished as Exhibit 99.1 and is incorporated herein by reference. Furthermore, Chart is updating its previously disclosed supplemental information with respect to the Hudson transaction to revise the expected pro forma leverage ratio after giving effect to the acquisition from below 3.0x to 3.3x.

All information in the press release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Chart specifically incorporated it by reference. The press release includes, with respect to Hudson Products, a reference to the term EBITDA, which is a non-GAAP financial measure. EBITDA is defined as earnings before interest, tax, depreciation and amortization, and is a measure of operating performance. The Company has not included a reconciliation of Hudson’s EBITDA to net income, EBITDA's most directly comparable GAAP financial measure, because certain items have not yet occurred or are out of the Company's control and/or cannot be reasonably predicted.

Item 9.01    Financial Statements and Exhibits.

(a)
Financial statements of businesses acquired. The financial information required by Item 9.01(a) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b)
Pro forma financial information. The financial information required by Item 9.01(b) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d)     Exhibits.

Exhibit No.    Description

2.1
Agreement and Plan of Merger, among Chart Industries, Inc., Chart Sully Corporation, RCHPH Holdings, Inc., and R/C Hudson Holdings, L.P., solely in its capacity as the Initial Holder Representative under the Merger Agreement, dated as of June 30, 2017 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on June 30, 2017 (File No. 001-11442)).

2.2.
Amendment No. 1, dated September 19, 2017, to Agreement and Plan of Merger, among Chart Industries, Inc., Chart Sully Corporation, RCHPH Holdings, Inc., and R/C Hudson Holdings, L.P., solely in its capacity as the Initial Holder Representative under the Merger Agreement, dated as of June 30, 2017.

10.1
Amendment No. 2, dated September 19, 2017, to the Second Amended and Restated Credit Agreement, dated October 29, 2014, among Chart Industries, Inc., Chart Industries Luxembourg S.à r.l., Chart Asia Investment Company, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A. as Administrative Agent.

99.1	Press release issued by Chart Industries, Inc., dated September 21, 2017, announcing the closing of the Hudson Products acquisition.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: September 21, 2017
By: /s/ Jillian C. Evanko Jillian C. Evanko Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX
Exhibit No.    Description

2.1
Agreement and Plan of Merger, among Chart Industries, Inc., Chart Sully Corporation, RCHPH Holdings, Inc., and R/C Hudson Holdings, L.P., solely in its capacity as the Initial Holder Representative under the Merger Agreement, dated as of June 30, 2017 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on June 30, 2017 (File No. 001-11442)).

2.2
Amendment No. 1, dated September 19, 2017, to Agreement and Plan of Merger, among Chart Industries, Inc., Chart Sully Corporation, RCHPH Holdings, Inc., and R/C Hudson Holdings, L.P., solely in its capacity as the Initial Holder Representative under the Merger Agreement, dated as of June 30, 2017.

10.1
Amendment No. 2, dated September 19, 2017, to the Second Amended and Restated Credit Agreement, dated October 29, 2014, among Chart Industries, Inc., Chart Industries Luxembourg S.à r.l., Chart Asia Investment Company, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A. as Administrative Agent.

99.1	Press release issued by Chart Industries, Inc., dated September 21, 2017, announcing the closing of the Hudson Products acquisition.